UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C.

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report:   September 15, 2006

Commission file number 0-28423

VALIDIAN CORPORATION

Nevada

  58-2541997

(State of Incorporation)

(IRS Employer Identification No.)

30 Metcalfe Street, Suite 600,  Ottawa, Ontario, Canada K1P 5L4

(Address of principal executive offices)

613-230-7211

(Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 15, 2006, Validian Corporation (“Validian” or the "Registrant") entered into a Joint Marketing Agreement with a Fortune Global 500 multinational audio-visual electronics and information technology company that is a major supplier to the film production industry, for the marketing of a solution utilizing Validian’s application security infrastructure technology (“ASI”) for the secure transfer and tracking of digital content during the post-production of feature films.

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VALIDIAN CORPORATION

(Registrant)

Date 09/21/2006  By:    /s/ Bruce Benn

Bruce Benn, President

and Chief Executive Officer

Date 09/21/2006  By:     /s/ Ronald Benn

 Chief Financial Officer

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